Exhibit 99.1

THIS TRANSMITTAL CONTAINS IMPORTANT INFORMATION THAT IS OF INTEREST TO THE BENEFICIAL OWNERS OF THE SUBJECT SECURITIES. ALL DEPOSITORIES, CUSTODIANS AND OTHER INTERMEDIARIES RECEIVING THIS NOTICE ARE REQUESTED TO EXPEDITE RE-TRANSMITTAL TO SUCH BENEFICIAL OWNERS IN A TIMELY MANNER.

NOTICE TO THE HOLDERS OF CERTIFICATES ISSUED BY

Trust	CUSIP(S)[1]
CORPORATE-BACKED TRUST CERTIFICATES, GOLDMAN SACHS CAPITAL I SECURITIES-BACKED SERIES 2004-6 TRUST	21988K859 (NYSE: JBK)

AND OTHER POTENTIAL PARTIES-IN-INTEREST

(Appendices attached hereto are a part hereof)

This Notice (the “Notice”) is given to you by U.S. Bank Trust National Association, as trustee (the “Trustee” or “U.S. Bank”) for the Corporate-Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-6 Trust (the “Trust”), established under the terms of that certain Series Supplement dated as of March 19, 2004 (the “Series Supplement”), by and between Lehman ABS Corporation (“LABS”), as Depositor, and the Trustee. The Series Supplement incorporates the Standard Terms for Trust Agreements between LABS, as Depositor, and the Trustee dated as of January 16, 2001 for Corporate Backed Trust Certificates (the “Standard Terms,” and together with the provisions of the Series Supplement, the “Trust Agreement”) with the Series Supplement provisions prevailing in the event of any inconsistency between the Standard Terms and the Series Supplement. A key component of the transaction is an interest rate swap with Lehman Brothers Special Financing Inc. (“LBSF”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement. Reference is made to our prior Notices including those dated September 18, 2008, May 28, 2009, April 25, 2011 and November 30, 2015.

1	The CUSIP numbers are included solely for the convenience of Holders. The Trustee is not responsible for the selection or use of the CUSIP numbers, or for the accuracy of correctness of CUSIP numbers printed on the Certificates or as indicated in this notice.

BACKGROUND

YOU ARE HEREBY NOTIFIED of the following:

Lehman Brothers Holdings Inc. (“LBHI”) filed a voluntary petition seeking relief under Chapter 11 of 11 U.S.C. §101 et seq. (the “Bankruptcy Code”) on September 15, 2008. Thereafter, on October 3, 2008, LBSF filed a voluntary petition for bankruptcy. The filing of a bankruptcy petition by LBHI constituted a default under the Swap Transaction and, on September 18, 2008, the Trustee transmitted a notice to Certificateholders (with a copy to LBSF) that the swap had terminated in accordance with its terms. The effect of this notice is in dispute. Similarly, the filing of a bankruptcy proceeding by LBSF constituted a default by LBSF under the Swap Transaction. Finally, LBSF failed to make a scheduled payment on November 15, 2008 under the terms of the relevant swap agreement.

As a result of the insolvency of LBSF, LBSF contends that it is entitled to a termination payment. LBSF has taken the position that the provisions providing (a) for no termination payment to LBSF and/or (b) the Trust’s ability to retain the interest on the Bond, all as a result of LBHI’s bankruptcy proceeding, constitute unenforceable ipso facto provisions. In addition, or alternatively, LBSF believes it is entitled to the swap payments due to it from February 2009 to the present date. Further details about the dispute is set forth in the attached petition and in prior notices sent by the Trustee.

In an effort to resolve the dispute, LBSF filed an adversary proceeding in the Bankruptcy Court on September 18, 2015 against the Trust and the Trustee styled Lehman Brothers Special Financing Inc. v. Corporate-Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-6 Trust et al., Adv. Proc. No. 15-01334 (sec) pending in the United States Bankruptcy Court for the Southern District of New York (the “Complaint” and the adversary proceeding, the “Litigation”). The Complaint initiating the Litigation includes 11 separate counts seeking (a) millions of dollars of fixed-rate interest payments that LBSF alleges it is due under the interest rate swap and related Trust Agreement since September 2008, or (b) a multi-million dollar swap termination payment LBSF alleges it is owed. Concurrently with the filing of the Complaint, LBSF served the Trustee with an SPV ADR Notice issued under an Order entered by the Bankruptcy Court. As set forth in the attached Petition, participation in the mediation is mandatory. We advised you by prior Notice dated November 30, 2015 of a mandatory mediation with respect to this dispute (the “Mediation”).

Under the terms of the governing Trust documents, the Trustee is limited in its ability to incur Extraordinary Trust Expenses (as defined in the Trust Agreement), and is specifically not required to expend or risk its own funds in connection with administering the Trust. The Trustee believes that the Trust has defenses to the Complaint. Further, even if the Trust’s defenses aren’t meritorious, the inability to defend the allegations set forth in the Complaint precludes the Trust from settling the Litigation at an amount less than LBSF’s current demand. However, without the ability of the Trustee to use Trust assets to defend the Complaint, the Trustee cannot defend the Litigation and judgment may be entered against the Trust. The Trustee is not able to incur Extraordinary Trust Expenses payable by the Trust, nor is the Trustee required to expend or risk its own funds to defend the Trust.

THE PETITION, PROPOSED RELIEF AND HEARING DATE

The Trustee has filed a petition pursuant to Minn. Stat. § 501B.16 (the “Petition”) with the District Court for the Second Judicial District of the State of Minnesota, County of Ramsey, (the “Minnesota Court”) assigned File No. 62-TR-CV-16-16 requesting that the court exercise its authority to, inter alia, authorize the Trustee to use Trust assets to (a) pay all fees and expenses including, without limitation, attorneys’ fees, incurred by the Trustee to date in connection with the Litigation, and (b) pay all future fees and expenses incurred by the Trustee in connection with the Litigation including, but not limited to, attorneys’ fees and expenses incurred in participating in the mediation and defending the Litigation.

A copy of the Petition, exclusive of the exhibits, is attached as Appendix A to this notice. On April 22, 2016, the Minnesota Court entered an Order for Hearing (the “Order” setting June 13, 2016, at 2:00 p.m. CDT as the hearing date on the Petition a copy of which is attached as Appendix B hereto. The hearing will be held before the Honorable Joel C. Olson, Referee of the District Court, Probate Division at the Ramsey County Courthouse, St. Paul, Minnesota. Any objections to the Petition must be filed with the Clerk of the Minnesota Court not later than 5 days before the hearing date set forth above, with a copy sent by the same date by U.S. Mail, postage pre-paid, to Clark T. Whitmore and James F. Killian, Maslon LLP, 90 South 7 Street, Suite 3300, Minneapolis, Minnesota 55402 and Franklin H. Top III, Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603.

If the Trustee is not granted the relief provided for by the Petition, the Trustee may elect not to defend the Trust in connection with the Complaint or participate in the Mediation.

If you have questions concerning the foregoing, or wish to direct and instruct the Trustee in connection with the Trustee’s Petition, please contact:

U.S. Bank National Association

U.S. Bank Global Corporate Trust Services

190 South LaSalle Street, 10th Floor

Chicago, Illinois 60603

Attention: Mamta Scott

e-mail: mamta.scott@usbank.com

The Trustee reserves all rights under the transactional documents.

In addressing inquiries that may be directed to it, the Trustee may conclude that a specific response to a particular inquiry from an individual Certificteholder is not consistent with equal and full dissemination of information to all Certificateholders. Certificateholders should not rely on the Trustee as their sole source of information. The Trustee does not make any recommendation, or give any investment, tax, or legal advice. Each Certificateholder should seek advice from its own counsel and advisors based on the Certificateholders’s particular circumstances.

Recipients of this notice are cautioned that this notice is not evidence that the Trustee will recognize the recipient as a Certificateholder.

U.S. BANK NATIONAL ASSOCIATION,	April 27, 2016
As Trustee

Appendix A

Petition

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Ramsey County, MN

STATE OF MINNESOTA	DISTRICT COURT

COUNTY OF RAMSEY	SECOND JUDICIAL DISTRICT

In the Matter of the Corporate-Backed Trust	Case Type: Other
Certificates, Goldman Sachs Capital I	File No. 62-TR-CV-16-16
Securities-Backed Series 2004-6 Trust

PETITION OF U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE, FOR INSTRUCTIONS IN THE ADMINISTRATION OF THE CORPORATE-BACKED TRUST CERTIFICATES, GOLDMAN SACHS CAPITAL I SECURITIES-BACKED SERIES 2004-6 TRUST, PURSUANT TO MINN. STAT. § 501C.0202

TO THE DISTRICT COURT FOR THE SECOND JUDICIAL DISTRICT:

I. INTRODUCTION

Petitioner U.S. Bank Trust National Association (“U.S. Bank”) files this petition (the “Petition”), by and through its undersigned attorneys, in its capacity as trustee (solely in such capacity, the “Trustee”) under the terms of a certain Trust Agreement (as defined below), which created the Corporate-Backed Trust Certificates, Goldman Sachs Capital I Securities Backed Series 2004-6 Trust (the “Trust”), seeking instructions from this Court regarding the administration of the Trust.

The issues that are the subject of this Petition relate to the bankruptcy proceedings of Lehman Brothers Holdings Inc. (“LBHI”) and its affiliates. LBHI filed a petition for relief under 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”) on September 15, 2008; thereafter, on October 3, 2008, Lehman Brothers Special Financing Inc. ( “LBSF”) filed its own petition for relief under chapter 11 of the Bankruptcy Code (the LBHl and LBSF bankruptcy proceedings shall be referred to as the “Bankruptcy Proceedings”). The Bankruptcy Proceedings are consolidated for procedural purposes as In re Lehman Brothers Holdings, Inc., et al., Case No. 08-13555 (SCC) and are pending in the United States Bankruptcy Court for the Southern

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District of New York. On September 18, 2015, LBSF brought an adversary proceeding in the Bankruptcy Proceedings against (i) Corporate-Backed Trust Certificates, Goldman Sachs Capital l Securities-Backed Series 2004-6 Trust, and (ii) U.S. Bank Trust National Association, as Trustee, claiming, under a number of different theories, that the Trust owes LBSF a termination payment and/or certain fixed rate payments under a swap agreement from the date of the filing of the Bankruptcy Proceedings to the present (the “Litigation”).

The Trust Agreement contains limitations on the Trustee’s ability to incur “Extraordinary Trust Expenses” on behalf of the Trust, which would include the cost of defending the Litigation. The Trust Agreement also protects the Trustee from having to risk or expend its own funds. In the absence of relief from this Court, the Trustee will not have sufficient funds from the Trust to (a) defend the Trust in the Litigation, and (b) participate in mandatory mediation proceedings. Specifically, the Trustee seeks an order of this Court authorizing the Trustee to use Trust property to pay Extraordinary Trust Expenses incurred by the Trustee in connection with administering and defending the Litigation.

II. JURISDICTION AND VENUE

1. The Trustee is a national banking association and has its principal corporate trust office in St. Paul, Minnesota. The assets of the Trust are administered through the Trustee’s St. Paul corporate trust office. There is jurisdiction over this Petition under Minn. Stat. § 501C.0202(5) and (24) in that the Trustee is seeking an instruction from this Court: (a) authorizing the payment of fees and expenses incurred and to be incurred in connection with the Litigation, and (b) instructing the Trustee regarding administration of the Trust and discharge of the Trustee’s duties under the Trust Agreement.

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2. This Petition is properly venued in this Court pursuant to Minn. Stat. § 501C.0207(a)(2)(i) because the Trustee has a corporate trust office in St. Paul, Minnesota.

3. Petitioner requests that the Court take jurisdiction in this matter as a proceeding in rem.

III. BACKGROUND

A. Procedural Background.

4. This matter relates to a Trust sponsored by Lehman ABS Corporation (“LABS”) and involves an interest rate swap agreement with LBSF, an affiliate of LABS. This interest rate swap agreement was guaranteed by LBHI. Under the terms of the swap agreement, LBSF was required to make quarterly payments to the Trust at a rate based on LIBOR 1 (but subject to a floor and a cap on such rate), in exchange for semi-annual payments made by the Trust to LBSF in an amount equal to the interest received by the Trust on a bond issued by Goldman Sachs Capital I (the “Bond”).

5. As a result of the Bankruptcy Proceedings filed first by LBHI, and thereafter by LBSF, an event of default occurred under the terms of the interest rate swap agreement. Thereafter, on November 15, 2008, LBSF failed to make a payment due to the Trust under the terms of the interest rate swap agreement, constituting another event of default. Under the terms of the swap agreement, the Trustee contends that, as a result of the events of default and the failure of LBSF to pay its obligations under the interest rate swap, the Trust was entitled to retain the payment on the Bond and distribute those amounts to holders of Certificates (as defined below). LBSF contends that it remains entitled to the payments made on the Bond and has

[1]	LIBOR is an acronym for London Interbank Offered Rate, a commonly used benchmark for short-term interest rates.

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calculated an amount it believes it is due from the Trust as a result of the failure to turn over amounts paid on the Bond or, alternatively, LBSF argues that it is owed an amount as a termination payment due on the interest rate swap. As noted above, LBSF filed a complaint in the Bankruptcy Proceedings (the “Complaint”) seeking an adjudication of this dispute. Further, LBSF has initiated mediation proceedings with respect to the Trust which is mandatory pursuant to a Bankruptcy Court approved resolution procedure.

6. As will be set forth in greater detail below, the Trust issued Certificates to the public. These Certificates are in denominations of as little as $25. Under the terms of the governing Trust documents, the Trustee is limited in its ability to incur Extraordinary Trust Expenses (as defined in the Trust Agreement), and is specifically not required to expend or risk its own funds in connection with administering the Trust. Notwithstanding the prohibition on incurring Extraordinary Trust Funds and the protection against expending its own funds, to date, the Trustee has (a) responded to certain redemption requests, which involved discussions between the holder of certain Certificates and LBSF with respect to the interest rate swap; (b) filed proofs of claim in the Bankruptcy Proceedings, and (c) facilitated settlement discussions between a significant holder of Certificates and LBSF, and is now facing a mediation process and a Complaint designed to resolve the various disputes with respect to the interest rate swap.

B.	Corporate-Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-6 Trust.

7. The Trust was established pursuant to the Series Supplement dated as of March 19, 2004 (the “Series Supplement”), by and between LABS, as Depositor, and U.S. Bank, as Trustee, a copy of which is attached hereto as Exhibit A. The Series Supplement incorporates the Standard Terms for Trust Agreements between LABS, as Depositor, and the Trustee dated as of January 16, 2001 for Corporate Backed Trust Certificates (the “Standard Terms, “ and together

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with the Series Supplement, the “Trust Agreement”) with the Series Supplement provisions prevailing in the event of any inconsistency between the Standard Terms and the Series Supplement. A copy of the Standard Terms is attached hereto as Exhibit B. The Trust issued $25,000,000 in aggregate principal amount of Corporate-Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-6 Certificates (the “Certificates”) to investors (the “Certificateholders”). Under the terms of the Trust Agreement, the Certificates could be issued in denominations of $25. Using proceeds from the issuance of Certificates, the Trust purchased the Bond in the principal amount of $25,000,000. The Bond matures on February 15, 2034, and bears interest semi-annually at the annual rate of 6.345%.

8. In connection with the issuance of Certificates by the Trust, LBSF and the Trust entered into an interest rate swap transaction, which was governed by a 1992 ISDA Master Agreement dated as of March 19, 2004 (the “Master Agreement”), as amended and supplemented by that certain Schedule to Master Agreement dated as of March 19, 2004 (the “Schedule”), and that certain Confirmation between LBSF and the Trust dated March 19, 2004 (the “Confirmation” and collectively with the Master Agreement and the Schedule, the “Swap Transaction”) (true and correct copies of the Master Agreement, Schedule and Confirmation are attached hereto as Exhibits C, D and E, respectively), and that certain Guarantee of Lehman Brothers Holdings Inc., under which LBHI guaranteed the obligations of LBSF under the Swap Transaction (the “Guarantee,” and collectively with the Swap Transaction, the “Transaction Documents”). A true and correct copy of the Guarantee is attached hereto as Exhibit F.

9. Under the Swap Transaction, LBSF agreed to make quarterly payments to the Trust on the fifteenth day of each of February, May, August and November at an annual rate equal to the three-month LIBOR rate plus 0.75%, provided, however, that the aggregate rate could not fall below 3.5% per annum, nor exceed 7.5% per annum (the calculated rate, the “Floating Rate”).

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10. In exchange for the Floating Rate, the Trust was required to make payments to LBSF on a semi-annual basis on or about the 15th day of each February and August, in an amount equal to the amount of interest received by the Trust from its investment in the Bond (the “Fixed Rate”).

C.	The Bankruptcy Proceedings and the Failure to Make Fixed Payments Give Rise to Defaults Under the Swap Agreement.

11. On September 15, 2008, LBHl filed a voluntary petition seeking relief under chapter 11 of the Bankruptcy Code; thereafter on October 3, 2008, LBSF filed its voluntary proceeding under chapter 11 of the Bankruptcy Code; on the same date or thereafter, other debtor subsidiaries and affiliates of LBHI filed for bankruptcy protection (collectively, the “Debtors”), all of which proceedings are jointly administered under In re: Lehman Brothers Holdings, Inc., Bankruptcy Case No. 08-13555 (SCC). The filing of a bankruptcy petition by LBHI constituted a default under the Swap Transaction and, on September 18, 2008, the Trustee transmitted a notice to Certificateholders (with a copy to LBSF) that the swap had terminated in accordance with its terms. The effect of this notice is in dispute. Similarly, the filing of a bankruptcy proceeding by LBSF constituted a default by LBSF under the Swap Transaction.

12. In addition, an event of default occurred under the Master Agreement when LBSF failed to make a scheduled payment on November 15, 2008, under the Swap Transaction. Specifically, Section 5(a)(i) of the Master Agreement provides that one of the Events of Default is the:

[f]ailure by the party to make, when due, any payment under this

Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third

Local Business Day after notice of such failure is given to the party.

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13. LBSF contends that it is entitled to a termination payment. LBSF has taken the position that the provisions providing (a) for no termination payment to LBSF and/or (b) the Trust’s ability to retain the interest on the Bond, all as a result of LBHI’s bankruptcy proceeding, constitute unenforceable ipso facto provisions. In addition, or alternatively, LBSF believes it is entitled to the swap payments due to it from February 2009 to the present date.

D.	LBSF has Filed a Complaint and has Made a Mediation Demand in the Bankruptcy Proceedings.

14. In an effort to resolve the dispute, LBSF filed an adversary proceeding in the Bankruptcy Court on September 18, 2015 against the Trust and the Trustee. The Complaint includes 11 separate counts seeking (a) millions of dollars of fixed-rate interest payments that LBSF alleges it is due under the interest rate swap and related Trust Agreement since September 2008, or (b) a multi-million dollar swap termination payment LBSF alleges it is owed. A copy of the Complaint is attached hereto as Exhibit G.

15. The Trustee believes that the Trust has defenses to the Complaint. Further, even if the Trust’s defenses aren’t meritorious, the inability to defend the allegations set forth in the Complaint precludes the Trust from settling the Litigation at an amount less than LBSF’s current demand. However, without the ability of the Trustee to use Trust assets to defend the Complaint, the Trustee cannot defend the Litigation and judgment may be entered against the Trust. The Trustee is not able to incur Extraordinary Trust Expenses payable by the Trust, nor is the Trustee required to expend or risk its own funds to defend the Trust.

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16. Immediately upon filing the Complaint, on September 25, 2015, the Trustee received an SPV ADR Derivatives Notice from LBSF issued under the terms of that certain Amended Order Providing for Alternative Dispute Resolution Procedures for Affirmative Claims of the Debtors Under Derivatives Transactions with Special Purpose Vehicle Counterparties (the “SPV ADR Order”) entered by the Bankruptcy Court on July 18, 2012 (ECF No. 29507). The information set forth in the SPY ADR Derivatives Notice is confidential and will be filed with this Court under seal. A review of the SPV ADR Derivatives Notice will show, however, that Lehman has made a significant demand on the Trust.

17. Under the terms of the SPV ADR Order, the Trustee, among other things, is required to determine whether it has authority to mediate the dispute on behalf of the Trust, respond to the allegations set forfh in the SPV ADR Derivatives Notice, and provide certain notices to Certificateholders about the initiation of the mediation proceedings and encourage the Certificateholders to participate in the mediation. While the mediation stays the Litigation, there are significant ramifications for not participating in the mediation procedures.

18. Failure to participate in the mediation in good faith may permit LBSF to seek certain remedies under the terms of the SPV ADR Order. The Order provides at ¶ 12 as follows:

If, after notice and a hearing, the Court determines that a Party has not complied with the SPV Derivatives ADR Procedures in good faith in connection with any SPV Derivatives ADR Dispute, such Party may be subject to such Sanctions as the Court deems appropriate (the “Sanctions”)...

Sanctions may include, but are not limited to:

Against SPV Derivatives Counterparties, SPV Trustees, Noteholders, or Advisors: (i) attorneys’ fees incurred by the Chapter 11 Estates with respect to the SPV Derivatives ADR Procedures after the sending of a Derivatives ADR Package; (ii) fees and costs of the mediator; (iii) an award in the SPV Derivatives ADR Dispute in the amount specified in the SPV Derivatives ADR Notice; and/or (iv) an entry of a judgment for the Chapter 11 Estates in the related Action.

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Unless the Trustee is able to use Trust assets to defend the Trust, the Trustee will be unable to actively participate in the mediation.

19. The Trustee provided a notice to Certificateholders of the Complaint and the mediation. As of the date hereof, while the Trustee has heard from a small group of Certificateholders, none of the Certificateholders to date have committed to attending any mediation. While the Trustee does not have a definitive list of the beneficial owners of the Certificates, given the small minimum denominations of the Certificates, the Certificates may be widely held and it may be difficult to identify a holder or holders with sufficient holdings to warrant an individual holder spending the time and expense of participating in the mediation and defending the Litigation on behalf of the Trust.

IV. LIMILTATION OF THE TRUSTEE’S ABILITY TO USE TRUST ASSETS TO PAY EXTRAORDINARY FEES AND EXPENSES

20. The Series Supplement limits the ability of the Trustee to incur certain fees and expenses. Section 8(b) of the Series Supplement provides that:

Extraordinary Trust Expenses shall not be paid out of the Trust Property unless all the holders of the Certificates then outstanding have directed the Trustee to incur such Extraordinary Trust Expenses. The Trustee may incur other Extraordinary Trust Expenses if any lesser percentage of the certificateholders requesting such action pursuant hereto reimburse the Trustee for the cost thereof from their own funds in advance. If Extraordinary Trust Expenses are not approved unanimously as set forth in the first sentence of this Section 8(b), such Extraordinary Trust Expenses shall not be an obligation of the Trust, and the Trustee shall not file any claim against the Trust therefor notwithstanding failure of certificateholders to reimburse the Trustee. (Emphasis added).

See Exhibit A, Series Supplement, §8(b), p. 15. Extraordinary Trust Expense is defined in the Standard Terms as follows:

“Extraordinary Trust Expense” Unless otherwise specified in the related Series Supplement, any and all costs, expenses or liabilities arising out of the establishment, existence or administration of the Trust, other than (i) Ordinary Expenses, and (ii) costs and expenses payable by a particular Certificateholder, the Trustee or the Depositor pursuant to this Trust Agreement.

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See Exhibit B, Standard Terms for Trust Agreements, Article I, p.7. The Standard Terms

thereafter defines what is included in the term Ordinary Expenses as follows:

“Ordinary Expenses” The Trustee’s customary fee for its services as Trustee, including but not limited to (i) the costs and expenses of preparing, sending and receiving all reports, statements, notices, returns, filings, solicitation of consent or instructions, or other communications required by this Trust Agreement, (ii) the costs and expenses of holding and making ordinary collection or payments on the assets of the Trust and of determining and making distributions, (iii) the costs and expenses of the Trust’s or Trustee’s counsel, accountants and other experts for ordinary or routing [sic] consultation or advice in connection with the establishment, administration and termination of the Trust, and (iv) any other costs and expenses that are, or reasonably should have been, expected to be incurred in the ordinary course of administration of the Trust.

See Exhibit B, Standard Terms for Trust Agreements, Article I, p.10. LBSF’s Bankruptcy Proceedings and the Litigation that has ensued therefrom or participation in mediation proceedings are not ordinary course events in connection with the Trust. As a result, the Trustee is not able under the terms of the Trust Agreement to pay the fees and expenses of the Trustee in connection with these defaults and subsequent Litigation.

21. The Standard Terms further provides:

(f) The Trustee shall not take any action, including appearing in, instituting or conducting any action or suit hereunder or in relation hereto, which is not indemnifiable under Section 7.12 hereof which, in the Trustee’s opinion, would or might cause it to incur costs, expenses or liabilities that are Extraordinary Trust Expenses unless (i) the Trustee is satisfied that it will have adequate security or indemnity in respect of such costs, expenses and liabilities, (ii) the Trustee has been instructed to do so by Certificateholders representing not less than the Required Percentage—Remedies of the aggregate principal amount of Certificates then outstanding,

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and (iii) the Certificateholder’s, pursuant to the instructions given under clause (ii) above, have agreed that such costs, expenses or liabilities shall either be (x) paid by the Trustee from the Trust, in the case of a vote of 100% of the aggregate principal amount of Certificates then outstanding, or (y) paid by the Trustee (which payment shall be made out of its own funds and not from monies on deposit with the Trust) in which case the Trustee shall be entitled to receive, upon demand, reimbursement from those Certificateholders who have agreed to bear the entire amount of such costs, expenses or liabilities, on a pro rata basis among such Certificateholders.

See Exhibit B, Standard Terms for Trust Agreements, Section 7.06(f), p. 58.

22. Further, the Trustee is not required to expend or risk its own funds in connection with taking action under the Trust Agreement. Section 7.0l(c) of the Standard Terms provides as follows:

(c) No provision of this Trust Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

. . .

(iv) the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

See Exhibit B, Standard Terms, § 7.0l(c), p. 53.

23. The Trustee has sent a number of Notices out to holders, and only a few holders (representing a small percentage of all Certificateholders) have responded. It is unlikely given the nature of this Trust that the Trustee will be able to obtain consent of 100% of Certificateholders to permit it to incur Extraordinary Expenses by consent.

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24. The Trustee seeks to use Trust assets to participate in mediation and defend the Litigation in an effort to represent the Certificateholders therein.

V. REQUEST FOR RELIEF

25. Subject to all of the rights and protections afforded to the Trustee by the Trust Agreement and the Transaction Documents, the Trustee seeks approval to use Trust assets to pay all fees and expenses incurred by the Trustee in connection with the Litigation including, but not limited to, those incurred in participating in the mediation and administering and defending the Litigation.

26. WHEREFORE, pursuant to the provisions of Minn. Stat. §§ 501C.0202, 501C.0203, 501C.0304 and all other applicable law, the Trustee respectfully requests that this Court:

A. take jurisdiction in this matter as a proceeding in rem and make and enter an order herein designating the time and place when the respective parties-in-interest may be heard upon the matters set forth in this Petition and that notice of the hearing be served in a manner specified in the accompanying Order and as provided by Minn. Stat. § 501C.0203, subd. 1;

B. Undertake to represent all parties-in-interest who are unascertained or not in being, or who are minors or incapacitated, pursuant to the provisions of Minn. Stat. § 501C.0304;

C. At such designated time and place, make and enter a further Order as follows:

(i)	Authorizing the Trustee, in all relevant capacities, to use Trust assets to (a) pay all fees and expenses including, without limitation, attorneys’ fees, incurred by the Trustee to date in connection with the Litigation, and (b) pay all future fees and expenses incurred by the Trustee in connection with the Litigation including, but not limited to, attorneys’ fees and expenses incurred in participating in the mediation and defending the Litigation;

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(ii)	Finding that the Trustee’s actions in seeking this relief satisfy the Trustee’s respective duties (if any) to the Certificateholders;

(iii)	Directing that the Trustee shall not be subject to the continuing supervision of the Court for purposes of Minn. Stat. § 501 C.0205 or General Rule of Practice 419.03 upon execution of the Proposed Distribution; and

(iv)	Granting such other and further relief as the Court deems lawful, just and proper.

Dated: April 25, 2016		MASLON LLP

	By:	s/ James F. Killian
Clark T. Whitmore (#181699 )
James F. Killian (#193914 )
Ana Chilingarishvili (#0391057 )
90 South Seventh Street
Suite 3300
Minneapolis, MN 55402
Telephone: 612-672-8200
Facsimile: 612-672-8397
E-mail: clark.whitmore@maslon.com
james.killian@maslon.com
ana.chilingarishvili@maslon.com

ATTORNEYS FOR U.S. BANK TRUST
NATIONAL ASSOCIATION, AS TRUSTEE

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ACKNOWLEDGEMENT

The undersigned hereby acknowledges that sanctions may be imposed under Minn. Stat. §549.211.

s/ James F. Killian
James F. Killian

Appendix B

Order for Hearing

FILED

APR 27, 2016

STATE OF MINNESOTA	COURT ADMINISTRATOR	DISTRICT COURT
BY DEPUTY
COUNTY OF RAMSEY		SECOND JUDICIAL DISTRICT

In the Matter of the Corporate-Backed Trust	Case Type: Other
Certificates, Goldman Sachs Capital I	File No. 62-TR-CV-16-16
Securities-Backed Series 2004-6 Trust

ORDER FOR HEARING ON THE PETITION OF U.S. BANK TRUST NATIONAL ASSOCIATION AS TRUSTEE FOR INSTRUCTIONS IN THE ADMINISTRATION OF THE CORPORATE-BACKED TRUST CERTIFICATES, GOLDMAN SACHS CAPITAL I SECURITIES-BACKED SERIES 2004-6

Petitioner U.S. Bank Trust National Association (“U.S. Bank” or “Petitioner”), in its capacity as trustee (in such capacity, the “Trustee”) for the above-captioned trnst (the “Trust”), having filed the Petition of U.S. Bank Trust National Association, as Trustee, for Instructions in the Administration of the Trust Pursuant to Minn. Stat. §§ 501C.0201 and 501C.0202 (the “Petition”), and the Court having assumed jurisdiction of the proceeding in rem under Minnesota Statute § 501C.0203 (Subd. 1), now, upon motion of Maslon LLP, attorneys for Petitioner, hereby directs as follows:

IT IS ORDERED that:

1. A hearing upon the Petition will be held before The Honorable Joel C. Olson, Referee of the District Court, Probate Division, at the Ramsey County District Courthouse, Room 1670, St. Paul, Minnesota on Monday, June 13, 2016, at 2:00 p.m. or as soon thereafter as counsel can be heard.

2. Notice of such hearing shall be given by publishing a copy of this Order one time in a legal newspaper of Ramsey County, Minnesota, at least twenty (20) days before the date of the hearing.

3. The Trustee is further directed to send copies of this Order and the Petition (exclusive of the exhibits), without duplication, at least fifteen (15) days prior to the bearing date set forth above, to all registered Certificateholders (as defined in the Petition) in the Trust at the address of such holder as shown in the Certificate register. To the extent that any of the Certificates (as defined in the Petition) are held through the Depository Trust Company or another indirect holding system, the Trustee is directed to send copies of this Order and the Petition (exclusive of the exhibits), without duplication, to the Depository Trust Company or such other indirect holding system consistent with their noticing procedures at least fifteen (15) days prior to the hearing date and such notice shall be sufficient. Upon sending this Order and the Petition to the registered Certificateholders, the Trustee shall complete the Affidavit of Mailing attached hereto as Exhibit A and such affidavit shall constitute sufficient evidence of mailing, so as to comply with the notice requirements of Minnesota Statute § 501C.0203 (Subd. 1 ).

4. Parties in interest may object to the Petition, or any of the relief being sought therein, by filing a memorandum of law setting forth their respective positions regarding the issues presented by the Petition, and serve therewith all counsel then of record in the matter, not later than five (5) days before the hearing date set forth above.

5. The parties in interest are hereby referred to the Petition provided to them and on file in the office of the Court Administrator for a specification of the matters to be considered at said hearing.

Dated: April 27, 2016

Kimberly F. Smith
Deputy Court Administrator
Ramsey County District Court

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MASLON LLP

Clark T. Whitmore (#181699)

James F. Killian (#193914)

Ana Chilingarishvili (#0391057)

90 South 7th Street

Suite 3300

Minneapolis, Minnesota 55402

Telephone: (612) 672-18200

ATTORNEYS FOR PETITIONER U.S. BANK TRUST

NATIONAL ASSOCIATION, AS TRUSTEE

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Exhibit A

AFFIDAVIT OF MAILING

STATE OF

COUNTY OF

KNOW ALL MEN BY THESE PRESENTS, that on this day, before me, a Notary Public, personally came and appeared                                                       , as Affiant, who after being first duly sworn, upon oath stated:

1. My name is                                                      . I am over the age of eighteen years. I have personal knowledge of the facts stated below.

2. On                             (insert date), I mailed a copy of [describe document(s) mailed],

by first class or certified mail [circle one] or other [please describe]

                                                                                                                                                                      to [describe the recipient]

                                     .

Signature of Affiant	Date

SUBSCRIBED AND SWORN TO, OR AFFIRMED, before me on this                      day of                                  ,              by                                         .

Notary Public

My Commission expires:

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